UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

OncoSec Medical Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Hi [SHAREHOLDER NAME], this is [NAME], [POSITION] at OncoSec.

We know you have received a lot of communication about the ongoing vote! Please know every vote counts. I am texting to ask you to vote YES on the WHITE proxy card for the strategic transaction with China Grand Pharma and Sirtex, which provides an immediate and crucial $30 million cash infusion at a premium and eliminates the need to raise capital for the foreseeable future. Important to note, this deal has support from both ISS and Glass Lewis, the two leading, independent proxy advisory firms.

You have also received a blue proxy card from Alpha, who is attempting to interfere with shareholder democracy and could decide to not vote any blue card votes (essentially throwing away those votes). In order to make your vote count, please vote on the WHITE card. Your last vote is what counts.

I would be glad to discuss with you further. You can reach me on this number anytime and I can also put you directly in touch with our CEO, Dan O’Connor.

You can vote over the phone at 1-800-454-8683 or by going to www.proxyvote.com and entering your control number. Thank you! [NAME]

Risk Factors and Forward Looking Statements

This communication, as well as other information provided from time to time by the Company or its employees, may contain forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements provide the Company’s current beliefs, expectations and intentions regarding future events and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time they are published on or as otherwise specified, and does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the Securities Exchange Commission (“SEC”). In particular, you should be aware that the CGP/Sirtex Transaction may not close or may close on materially different terms, that Alpha may succeed in obtaining the relief it seeks in its litigation against the Company, in whole or in part, even though the Company believes that Alpha’s litigation is entirely without merit and that the success and timing of our clinical trials, including safety and efficacy of our product candidates, patient accrual, unexpected or expected safety events, and the usability of data generated from our trials may differ and may not meet our estimated timelines. Please refer to the risk factors and other cautionary statements provided in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2019 and subsequent periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC.

Dear [SHAREHOLDER NAME],

I hope this email finds you well. This is [NAME], [Position] at OncoSec. My records indicate you are one of our OncoSec shareholders. Thank you so much for your ongoing support!

I wanted to reach out and make sure you were aware of our ongoing proxy vote. I ask for your YES vote on the WHITE PROXY CARD you should have received. Please let me know if you have not received your voting information in the mail. We value your input and feel that VOTING YES is the best pathway forward for our company. Voting YES for the $30 million deal with China Grand/Sirtex will help solidify our future for our shareholders and patients. In fact, both leading independent proxy advisory firms, ISS and Glass Lewis, have recommended that shareholders vote FOR the CGP/Sirtex transaction on the WHITE card. Here is a link to the press release detailing that information if you’d like to have a look and see what they’ve said: https://ir.oncosec.com/press-releases/detail/2027/oncosec-sends-letter-to-shareholders-highlighting-that-both.

If you have any questions on the deal or have not received your voting materials, please do not hesitate to text or call me. My cell is [PHONE NUMBER]. You can reach me anytime and I can also put you directly in touch with Dan O’Connor, our CEO.

Below are the voting instructions:

Please call with any questions or concerns you might have.

Best,

[NAME]

Risk Factors and Forward Looking Statements

This communication, as well as other information provided from time to time by the Company or its employees, may contain forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements provide the Company’s current beliefs, expectations and intentions regarding future events and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time they are published on or as otherwise specified, and does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the Securities Exchange Commission (“SEC”). In particular, you should be aware that the CGP/Sirtex Transaction may not close or may close on materially different terms, that Alpha may succeed in obtaining the relief it seeks in its litigation against the Company, in whole or in part, even though the Company believes that Alpha’s litigation is entirely without merit and that the success and timing of our clinical trials, including safety and efficacy of our product candidates, patient accrual, unexpected or expected safety events, and the usability of data generated from our trials may differ and may not meet our estimated timelines. Please refer to the risk factors and other cautionary statements provided in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2019 and subsequent periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC.